2017/2018 STRATEGIC OUTLOOK
JANUARY 2017



Residences at Pacific City | Huntington Beach, CA



View 34 Rooftop Deck | New York, NY



Crescent Falls Church | Washington, D.C.

UDR, Inc. (NYSE: UDR) has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive multifamily real estate properties in core U.S. markets.

- S&P 500 Company
- ~$15.2 Billion Enterprise Value
- 2017 Annualized Dividend of $1.24, ~3.4%

Chief Financial Officer:
Joe Fisher | 720-283-6139

Investor Relations:
Chris Van Ens| 720-348-7762

TABLE OF CONTENTS



CityLine | Seattle, WA

UDR'S CORE PRINCIPLES

UDR's strategic direction is driven by the interplay between our long-term operating, portfolio diversification/capital allocation and balance sheet strategies. When executed upon well, the output is high-quality AFFO, dividend and net asset value ("NAV") per share growth, which should result in better-than-average total shareholder return ("TSR") over time.

OPERATING EXCELLENCE

- Maximize revenue growth and consistently enhance operating margins via revenue-generating/expense-reducing initiatives that drive NOI growth.

PORTFOLIO DIVERSIFICATION / ACCRETIVE CAPITAL ALLOCATION

- Invest in accretive internal and external opportunities that better position our portfolio to maximize long-term returns and maintain diversification.



Portfolio Diversification/Accretive Capital Allocation
Operating Excellence
AFFO/sh Growth
NAV/sh Growth
Dividend/sh Growth
Total Shareholder Return
Balance Sheet Strength

BALANCE SHEET STRENGTH

- Maintain a safe and liquid balance sheet that can fully fund our internal and external needs throughout the real estate cycle.

EXECUTING OUR STRATEGIES

Our tactical execution of our long-term strategies is what differentiates us. Below is a sampling of topics that impact our business daily and how we optimize our long-term strategic path and direction by addressing them.

OPERATING EXCELLENCE

DRIVING OCCUPANCY OR RATE GROWTH

- Weigh the trade-off between pushing rental rate growth or occupancy. Determine which lever maximizes revenue growth now and in future periods.

GENERATING NEW REVENUE SOURCES

- Monetize non-traditional aspects of our real estate (i.e., package lockers, common area rentals, etc.).

CONTINUING TO EXPAND MARGINS

- Invest in technological and innovative solutions to manage expense growth while also expanding our revenue potential.

IMPROVING THE UDR EXPERIENCE

- Listen to our residents/associates and implement changes when necessary. Improved resident turnover and satisfaction scores are a couple barometers of success.

PORTFOLIO DIVERSIFICATION/ACCRETIVE CAPITAL ALLOCATION

PORTFOLIO DIVERSIFICATION

- We have constructed a diversified portfolio that performs well throughout the real estate cycle and makes UDR a less volatile, full-cycle investment.

ACCRETIVE EXTERNAL GROWTH OPPORTUNITIES

- Determine whether acquisitions, dispositions, re/development or maintaining the status quo is appropriate in the current environment relative to our cost of capital.

BALANCE SHEET STRENGTH

BALANCE SHEET STRUCTURE

- Balance risk, liquidity and opportunities against each other to determine which capital source best advances our long-term strategies.

BEST-IN-CLASS DISCLOSURE / TRANSPARENCY

APPROPRIATELY CONVEY OUR STRATEGIC DIRECTION AND PROGRESS TO THE INVESTMENT COMMUNITY

- Produce documents and offer commentary that allow an investor to make an educated investment decision regarding UDR. Be accountable for our actions as we successfully execute our long-term strategies.

Executing our long-term strategies has translated into strong AFFO, dividend and NAV per share growth for UDR since our initial Strategic Outlook was published in 2013.

UDR Per Share Growth (indexed at 100 at YE 2012)(1)


AFFO/sh Growth
Dividend/sh Growth
NAV/sh Growth
7.6% AFFO/sh CAGR
7.1% Dividend/sh growth CAGR
9.4% NAV/sh CAGR
Initial Strategic Outlook published in February 2013.
150
140
130
120
110
100
90
143
144
141
2012
2013
2014
2015
2016
2017E

This has led to robust total shareholder return over a similar time period(2).

(Indexed at 100 in February 2013)


UDR
NAREIT Apartment Index
NAREIT Equity Index
14.9% UDR TSR CAGR
12.3% NAREIT Apt. Index TSR CAGR
9.2% NAREIT Equity Index TSR CAGR
190
170
150
130
110
90
174
159
142
2012
2013
2014
2015
2016

(1) 2017 AFFO/sh estimate represents mid-point of UDR's guidance.
(2) Data as of December 31, 2016.
Source: Company documents and forecasts, Green Street Advisors and NAREIT.



PERFORMANCE VS. PRIOR STRATEGIC OUTLOOKS AND WHAT IS TO COME

Arbors at Lee Vista | Orlando, FL

RESULTS VERSUS PREVIOUS STRATEGIC OUTLOOKS

We have performed well versus our previous Strategic Outlooks' same-store ("SS") growth goals, but 2016 did, and 2017 will, continue to present greater operating challenges due to new supply pressures.

SS Rev. Growth vs. Original Outlook


20%
15%
10%
5%
Outlook 1
2
3
4
13%
15%
11%
16%
8%
11%
11%
9%

SS NOI Growth vs. Original Outlook


20%
15%
10%
5%
Outlook 1
2
3
4
14%
18%
12%
18%
9%
13%
12%
10%

Outlook Forecast | Actual Results | Actual + Forecast Results

Outlook 1 = 2013-2015 **Outlook 2** = 2014-2016 **Outlook 3** = 2015-2016 **Outlook 4** = 2016-2017E

LOOKING FORWARD

UDR's diverse portfolio is built to generate above-average same-store growth over a real estate cycle. Since our initial Outlook was published in 2013, we have generated 19.8% cumulative SS revenue growth.

Apartment SS Revenue Growth (indexed at 100 in 2000)(1)


170
160
150
140
130
120
110
100
90
UDR
Peer Avg.
Best Peer
Worst Peer
2000
2004
2008
2012
YTD 2016

UDR SS Revenue Growth vs. Apartment Peers/U.S.(1)


UDR
Peer Avg.
U.S.
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
5.0%
4.7%
4.1%
19.8%
18.9%
16.4%
2013-2016 YTD Avg.
Cumulative

(1) Peer average includes AIV, AVB, CPT, EQR, ESS and MAA. UDR data as of 4Q 2016. Peer data as of 3Q 2016.
Source: Company documents and forecasts, SNL and AxioMetrics.

OPERATING EXCELLENCE

Generating solid, above-average growth throughout the cycle starts with accurately forecasting how our markets will perform and capitalizing on those expectations. We have and will continue to excel at forecasting.

% of Quarters Since 4Q 2007 Where Guidance Was Raised or Maintained(1)


UDR and our apartment peers raise full-year SS guidance expectations at similar rates over time.
But, we maintain our full-year SS guidance expectations at significantly higher rates. Accurate forecasting is crucial to our ongoing success.
60%
55%
50%
45%
40%
35%
30%
37%
36%
43%
45%
54%
43%
51%
39%
FY SS Revenue
FY SS NOI
FY SS Revenue
FY SS NOI
UDR
Apt. REIT Peer Avg.

"Winning" individual markets is also a key component as it showcases operating acumen throughout an enterprise, not just results based on geographic or price point exposure. We "win" more than our fair share.

% of UDR's Markets Where UDR Produced the Highest SS Revenue Growth vs. Peers(2, 3)


40%
30%
20%
10%
38%
32%
21%
31%
17%
20%
20%
19%
'08-'13 Avg.
2014
2015
YTD 2016
UDR
Multifamily Peer Avg.

% of UDR's Markets Where UDR Produced Better-than-Median SS Revenue Growth vs. Peers(3)


90%
80%
70%
60%
50%
67%
60%
67%
83%
'08-'13 Avg.
2014
2015
YTD 2016
UDR

(1) Based on full-year SS guidance updates provided on a quarterly basis from 4Q 2007 to 3Q 2016. Peer average include AIV, AVB, CPT, EQR, ESS, MAA and PPS.
(2) Winning a market is defined as ranking first among MF peers in year-over-year same-store revenue growth in a quarter.
(3) AEC, BRE, CLP and HME are excluded as of the date of their respective privatization. Data as of 3Q 2016.
Source: Company documents and SNL.

OPERATING EXCELLENCE

The final piece of generating best-in-class operations is margin expansion. Squeezing incremental profits out of every revenue dollar is a key component of our operating excellence.


Historical UDR Operating Margin
72%
71%
70%
69%
68%
67%
66%
65%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
68.9%
66.2%
71.4%
Current operating margin is 250 bps higher than prior peak, due to an improved portfolio and **operating efficiency initiatives.**

Revenue generating or expense reducing operating efficiency initiatives continue to drive our margins higher. Listening to our customers and associates and employing best practices from a variety of industries is critical to maintaining our pipeline of innovation. A sampling of successful initiatives is presented below.

INITIATIVE	DATE IMPLEMENTED	REV. GENERATING / EXP. REDUCING	ACHIEVEMENT TO-DATE	FURTHER IMPROVEMENT POSSIBLE?
Reduce Avg. Days Vacant	2012	Expense	6 day reduction since '12, ~$6.6M in additional NOI	Yes
R&M Efficiencies	2012	Expense	R&M costs 10% lower than trend since YE '12, ~$3.2M in additional NOI	Yes
Package Lockers	2015	Revenue/Expense	Resident amenity and reduced site-level hours worked, ~$400K in additional NOI	Yes
Parking	2016	Revenue	~$1.3M in additional NOI	Yes

Source: Company documents.

PORTFOLIO DIVERSIFICATION

We own a highly diversified multifamily portfolio as measured by market mix, asset quality/type and location within markets. These attributes help to reduce risk as compared to a more concentrated real estate owner and appeal to a wider renter audience. In the future, we anticipate maintaining this diversification.

UDR'S FIVE LARGEST SAME-STORE MARKETS AS OF 4Q 2016

Market	% of SS Rev	# of SS Homes	SS Rev. / Occup. Home	A / B Quality	Urban / Suburban
Washington, DC	14%	4,824	$1,977	40%/60%	45%/55%
Orange County	13%	3,367	$2,276	45%/55%	20%/80%
New York City	13%	1,945	$4,236	40%/60%	100%/0%
SF Bay Area	12%	2,230	$3,301	65%/35%	70%/30%
Seattle	7%	2,014	$2,048	85%/15%	45%/55%

UDR In Total

Markets: 20
Communities: 165
# of Homes: 49,907
SS Rev. / Occup. Home: $1,981
Total Rev. / Occup. Home: $2,090

A/B: ~50%/50%
Urban/Suburban: ~50%/50%


Seattle
Portland
SF Bay Area
Monterey Peninsula
Los Angeles
Inland Empire
San Diego
Orange County
Denver
Dallas
Austin
Nashville
Boston
New York City
Philadelphia
Baltimore
Washington, DC
Richmond
Orlando
Tampa

Full-Cycle Investment - % of SS Revenue in 5 Largest Markets


UDR is more diversified than many of its peers, especially the coastally focused REITs with which we are most often compared against.
90%
70%
50%
30%
94%
84%
69%
65%
63%
59%
57%
54%
38%
ESS
EQR
AVB
Peer Avg.
More
UDR
AIV
CPT
MAA

Note: UDR data as of December 31, 2016 and representative of UDR's total portfolio unless otherwise labeled. Peer data as of 3Q 2016.
Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

RESULTS VERSUS PREVIOUS STRATEGIC OUTLOOKS

Development has been our primary form of external growth and largest use of capital since our initial Strategic Outlook was introduced in 2013. Our completed projects have been highly accretive, generating $570 million of incremental NAV on $1.3 billion of spend.

We target a spread between construction yields and market cap rates of 150-200 bps on our developments and have performed well vs. our target.

COMPLETION VINTAGE	2013	2014	2015	2016	TOTAL
# of Compl. Developments	4	5	1	2	12
Est. Construct Cost ($M)	$361	$476	$226	$217	$1,279
Est. NAV Creation ($M)/%	$139/38%	$206/43%	$120/53%	$106/49%	$570/45%
Vs. Avg. Targeted Spread	In-Line	In-Line	Above	Above	In-Line

LOOKING FORWARD

The expected NAV creation from our $913 million under-construction pipeline looks similarly robust. AFFO growth should also continue to benefit.

Expected Stabilized NAV Creation ($M)(1)


$1,600
$1,200
$800
$400
$0
$400
$913
$470M Funded To-Date
Under-Construction Pipeline
Est. NAV Creation

Expected Stabilized Incremental AFFO ($M)(1)


$20
$16
$12
$8
$4
$0
$19

(1) Developments scheduled for delivery between 2017 and 2019.
Source: Company documents and forecasts.

BALANCE SHEET STRENGTH

RESULTS VERSUS PREVIOUS STRATEGIC OUTLOOKS

Our balance sheet has strengthened since our initial Outlook, delevering at a quicker pace than expected vs. previous Outlooks.



End of Final Year of Outlook Debt-to-Assets vs. Original Outlook
40%
35%
30%
25%
38%
35%
37%
32%
35%
32%
33%
32%
Outlook 1
2
3
4
End of Final Year of Outlook Net-Debt-to-EBITDA vs. Original Outlook
6.5x
6.0x
5.5x
5.0x
4.5x
6.3x
5.7x
5.9x
5.1x
5.6x
5.1x
5.2x
5.1x
Outlook 1
2
3
4
Outlook Forecast
Actual Results
Actual + Forecast Results

Outlook 1 = 2013-2015 **Outlook 2** = 2014-2016 **Outlook 3** = 2015-2016 **Outlook 4** = 2016-2017E

LOOKING FORWARD

Over time, balance sheet leverage metrics will fluctuate with the real estate cycle. Moving forward, our credit metrics will continue to improve via organic growth and development earn-in, but we are comfortable with their current levels.

YE 2016 UDR BALANCE SHEET FACTS	
Debt-to-Gross Asset Value	**32.1%**
Net Debt-to-EBITDA	**5.1x**
Fixed Charge Coverage	**4.8x**
% of NOI Unencumbered	77.3%
Avg. Debt Duration (Yrs)	5.3
% of Debt Maturing in Next 3 Yrs.	26.4%
S&P Unsecured Rating	BBB+
Moody's Unsecured Rating	Baa1

Source: Company documents and forecasts.

AFFO, DIVIDEND AND NAV GROWTH

RESULTS VERSUS PREVIOUS STRATEGIC OUTLOOKS

We have outperformed previous Strategic Outlooks' FFO as Adjusted and AFFO per share growth goals. AFFO per share growth over the past four years has averaged 8.4%.


FFO as Adj./sh Cumulative Growth vs. Original Outlook
40%
30%
20%
10%
0%
17%
24%
21%
29%
13%
18%
13%
11%
Outlook 1
2
3
4
AFFO/sh Cumulative Growth vs. Original Outlook
20%
28%
24%
32%
15%
20%
15%
13%
Outlook Forecast
Actual Results
Actual + Forecast Results

Outlook 1 = 2013-2015 **Outlook 2** = 2014-2016 **Outlook 3** = 2015-2016 **Outlook 4** = 2016-2017E

Our dividend per share has grown significantly and in concert with our AFFO per share growth.

Our NAV per share has increased as the result of NOI growth and cap rate compression.


Dividends Declared per Share
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$1.24
41% cumulative growth
2012
2013
2014
2015
2016
2017E


Consensus NAV/sh Growth
$41.00
$37.00
$33.00
$29.00
$25.00
$37.82
40% cumulative growth
2012
2013
2014
2015
2016

Source: Company documents and forecasts and BMO Capital Markets.

COMPONENTS OF AFFO/SH GROWTH

LONG-TERM AFFO PER SHARE GROWTH TARGET

Over a real estate cycle, we target AFFO per share growth equal to 450 basis points above the national apartment rent index, but this can be impacted by a variety of factors. Dividend and NAV per share growth should be similar to that of AFFO per share in a flat cap rate environment.



Primary factors that can drive growth outside of our LT targeted range:
• Better/worse SS growth
• More/less dev. coming on-line
• Below-the-line items
Nat. Avg. +700bps
Nat. Avg. +200bps
0.8%
0.2%
1.4%
2.0%
National Avg. Growth
LT UDR Outperformance vs. National Avg.
LT NOI Spread to Revenue
Leverage Effect
LT Dev./Redev Contribution
LT Targeted Range

COMPONENTS OF 2017E AFFO/SH GROWTH

2017E AFFO per share growth is expected to be driven primarily by SS growth and development earn-in, offset somewhat by various below-the-line items.



7%
5%
3%
1%
(1)%
(3)%
Dev./Redev. Earn-in: +1.5%
Levered SS/JV NOI Growth: +5.0%
Other, net(1): (2.0)%

(1) Other, net includes impact from real estate acquisitions, real estate dispositions net of development spend, rising interest rates, income tax expense and other miscellaneous items.

Source: Company documents and forecasts.

2017/2018 EXPECTATIONS

	2016A	2017E	2018E
EARNINGS			
Net income per common share, diluted	$1.08	**$0.31 to $0.36**	$0.38 to $0.50
FFO per common share and unit, diluted	$1.80	**$1.83 to $1.87**	$1.90 to $2.00
FFO as Adjusted per common share and unit, diluted	$1.79	**$1.83 to $1.87**	$1.90 to $2.00
AFFO per common share and unit, diluted	$1.63	**$1.68 to $1.72**	$1.75 to $1.85
Weighted average diluted shares and units (M)	295.5	**N/A**	N/A
Annualized declared dividend per share and unit	$1.18	**$1.24**	N/A
SAME-STORE OPERATIONS			
Revenue growth	5.7%	**3.00% to 4.00%**	3.00% to 4.50%
Expense growth	3.7%	**2.50% to 3.50%**	3.00% to 5.00%
NOI growth	6.5%	**3.25% to 4.25%**	3.00% to 4.25%
Average physical occupancy	96.7%	**96.7%**	N/A

**** For other 2017E below-the-line Additions/Deductions see Attachment 15 of UDR's Fourth Quarter 2016 Supplemental Financial Information. ****

$ IN MILLIONS	**2017E**	**2018E**
SOURCES OF FUNDS		
AFFO in excess of dividends	**$136 to $148**	**$140 to $170**
Sales proceeds and debt and equity issuances	**$300 to $500**	**$800 to $1,000**
Construction loan proceeds	**$50 to $75**	**$0 to $50**
USES OF FUNDS		
Debt maturities incl. principal amortization	**$51**	**$580**
Dev. / redev. spend and land acquisitions	**$350 to $450**	**$350 to $450**
Acquisitions	**$66 to $200**	**$0 to $150**
Rev. enhancing cap ex incl. kitchen and bath	**$40 to $50**	**$40 to $50**

	YE 2016A	YE 2017E	YE 2018E
BALANCE SHEET METRICS			
Fixed charge coverage	4.8x	**4.7x to 5.1x**	**4.8x to 5.2x**
Net debt-to-EBITDA	5.1x	**4.9x to 5.3x**	**4.8x to 5.2x**
Debt to gross asset value	32.1%	**31% to 33%**	**31% to 33%**

Source: Company documents.

2017 MARKET REV. GROWTH EXPECTATIONS


UDR Same-Store Market-Level Revenue Growth Expectations(1)
West Coast:
% of SS NOI: 44%
% of Total NOI: 41%
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
O.C.
Other Southern CA
Northeast
% of SS NOI: 18%
% of Total NOI: 19%
Boston
New York
Metro Washington, DC
Baltimore
Richmond
Mid-Atlantic
% of SS NOI: 19%
% of Total NOI: 23%
Nashville
Orlando
Tampa
Southeast:
% of SS NOI: 15%
% of Total NOI: 11%
Dallas
Austin
Southwest:
% of SS NOI: 5%
% of Total NOI: 6%
> 4.0% Revenue Growth
3.0% to 4.0% Revenue Growth
< 3.0% Revenue Growth

Market	% of 4Q16 Total NOI	% of 4Q16 SS NOI	Market	% of 4Q16 Total NOI	% of 4Q16 SS NOI	Market	% of 4Q16 Total NOI	% of 4Q16 SS NOI
Metro Wash., D.C.	19.3%	14.4%	Los Angeles	4.1%	5.1%	Other Southern CA	2.4%	2.2%
O.C.	12.0%	12.8%	Dallas	3.8%	3.3%	Austin	2.0%	1.6%
SF Bay Area	11.8%	12.1%	Orlando	3.3%	4.6%	Richmond	1.9%	2.7%
New York	11.6%	12.7%	Nashville	3.2%	4.5%	Baltimore	1.8%	1.9%
Seattle	7.1%	6.6%	Tampa	3.1%	4.3%	Portland	0.8%	1.1%
Boston	6.9%	4.8%	Monterey Peninsula	2.9%	4.0%	**TOTAL**	**98.0%**	**98.7%**

(1) Revenue growth based on UDR's current 2017 market-level forecast.
Source: Company documents.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.



UDR

UDR Definitions and Reconciliations

January 2017

View 34
New York, NY

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to common stockholders to AFFO is provided on page A-11 of this presentation.

Cost of Capital: The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock prices. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Dividend Payout Ratio: Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

Dividend Yield: A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

DownREIT: A DownREIT is structured much like an UPREIT, but the REIT also owns and operates properties other than its interest in a controlled partnership that owns and operates a separate group of properties.

EBITDA: Earnings before interest, taxes, depreciation and amortization. For real estate companies, this measure is sometimes referred to as net operating income (NOI). A reconciliation from net income attributable to UDR, Inc. to EBITDA is provided on page A-10 of this presentation.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Source: Company documents, NAREIT and Green Street Advisors.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Equity Market Cap: The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given day.

Equity REIT: A REIT which owns, or has an "equity interest" in, income-producing real estate (rather than making loans secured by real estate collateral).

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax, divided by total interest plus preferred dividends.

Management considers Fixed Charge Coverage Ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Fixed Charge Coverage Ratio is provided on page A-10 of this presentation.

Funds From Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-11 of this presentation.

Funds From Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO as net income attributable to common stockholders and unitholders, excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Source: Company documents, NAREIT and Green Street Advisors.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to common stockholders to FFO is provided on page A-11 of this presentation.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax, divided by total interest.

Management considers Interest Coverage Ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Interest Coverage Ratio is provided on page A-10 of this presentation.

Internal Rate of Return (IRR): The discount rate that sets estimated discounted cash flows equal to the initial investment.

Joint Venture Reconciliation at UDR's Weighted Average Ownership Interest

In thousands	4Q 2016	YTD 2016
Income/(loss) from unconsolidated entities	$ 35,945	$ 52,234
Management fee	1,138	4,711
Interest expense	8,596	33,233
Depreciation	13,055	47,832
General and administrative	124	536
West Coast Development JV	(1,869)	(8,412)
Steele Creek	(1,567)	(6,213)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	(168)	(4,059)
NOI related to sold properties	(80)	(4,496)
Gain on sales	(36,385)	(46,832)
Total Joint Venture NOI at UDR's Ownership Interest	$ 18,789	$ 68,534

JV Return on Equity ("JV ROE"): The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

JV Return on Invested Capital ("JV ROIC"): The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Leverage Ratio or Debt-to-Asset Value: The amount of debt in relation to either equity capital or total capital.

Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

Net Debt-to-EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on page A-10 of this presentation.

Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2016	3Q 2016	2Q 2016	1Q 2016	4Q 2015
Net income/(loss) attributable to UDR, Inc.	$ 237,617	$ 26,956	$ 17,946	$ 10,393	$ 162,200
Property management	6,603	6,607	6,494	6,379	6,445
Other operating expenses	2,369	1,636	1,892	1,752	3,534
Real estate depreciation and amortization	102,537	105,802	105,937	105,339	104,909
Interest expense	29,295	31,954	30,678	31,104	33,170
Casualty-related (recoveries)/charges, net	(1,102)	205	1,629	-	(45)
General and administrative	13,256	11,826	10,835	13,844	17,993
Tax (benefit)/provision, net	(3,063)	94	(402)	(403)	(1,424)
(Income)/loss from unconsolidated entities	(35,945)	(15,285)	(325)	(679)	(1,052)
Interest income and other (income)/expense, net	(481)	(478)	(540)	(431)	(407)
Joint venture management and other fees	(2,927)	(2,997)	(2,618)	(2,858)	(3,253)
Other depreciation and amortization	1,458	1,526	1,486	1,553	1,899
(Gain)/loss on sale of real estate owned, net of tax	(200,466)	-	(7,315)	(3,070)	(172,635)
Net income/(loss) attributable to noncontrolling interests	22,129	2,510	1,618	1,211	14,963
Total consolidated NOI	$ 171,280	$ 170,356	$ 167,315	$ 164,134	$ 166,297

Source: Company documents, NAREIT and Green Street Advisors.

Nominal Cap Rate: When the term "cap rate" is used by most market participants, they are referring to a "nominal cap rate". Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on his/her investment. Like bond yields, nominal cap rates move inversely with property values – when values rise, cap rates fall, and vice versa.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

Prop 13: In California, an amendment enacted in 1978 that limits the tax rate on real estate. The proposition decreased property taxes by assessing property values at their 1975 value and restricted annual increases of assessed value to an inflation factor, not to exceed 2% per year. It also prohibited reassessment of a new base year except for: a) a change in ownership, or b) completion of new construction.

QTD Same-Store ("SS") Communities: The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Real Estate Investment Trust Act of 1960: The federal law that authorized REITs. Its purpose was to allow small investors to pool their investments in real estate in order to get the same benefits as might be obtained by direct ownership, while also diversifying their risks and obtaining professional management.

Real Estate Investment Trust (REIT): A REIT is a company dedicated to owning and, in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also are engaged in financing real estate.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project's annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("CapEx"): The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community's occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page A-5, is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

Total Return: A stock's dividend income plus capital appreciation, before taxes and commissions.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Source: Company documents, NAREIT and Green Street Advisors.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

UPREIT: In the typical umbrella partnership REIT (UPREIT), the partners of the existing partnerships and a REIT become partners in a new partnership termed the operating partnership. For their respective interests in the operating partnership (OP units), the partners contribute the properties from the existing partnership and the REIT contributes the cash proceeds from its public offering. The REIT typically is the general partner and the majority owner of the operating partnership.

After a period of time (often one year), the partners may enjoy the same liquidity of the REIT shareholders by tendering their OP units for either cash or REIT shares (at the option of the REIT or operating partnership). This redemption may result in the partners incurring the tax deferred at the UPREIT's formation.

YTD Same-Store ("SS") Communities: The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Source: Company documents, NAREIT and Green Street Advisors.

DEFINITIONS AND RECONCILIATIONS

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2017 and first quarter of 2017 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2017			
	Low		High	
Forecasted net income per diluted share	$	0.31	$	0.36
Conversion from GAAP share count		(0.17)		(0.18)
Depreciation		1.69		1.69
Noncontrolling interests		(0.01)		(0.01)
Preferred dividends		0.01		0.01
Forecasted FFO per diluted share and unit	**$**	**1.83**	**$**	**1.87**
Disposition-related FFO		-		-
Acquisition-related and other costs		-		-
Cost associated with debt extinguishment		-		-
Casualty-related (recoveries)/charges		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**1.83**	**$**	**1.87**
Recurring capital expenditures		(0.15)		(0.15)
Forecasted AFFO per diluted share and unit	**$**	**1.68**	**$**	**1.72**

	1Q 2017			
	Low		High	
Forecasted net income per diluted share	$	0.08	$	0.09
Conversion from GAAP share count		(0.06)		(0.05)
Depreciation		0.42		0.42
Noncontrolling interests		-		-
Preferred dividends		-		-
Forecasted FFO per diluted share and unit	**$**	**0.44**	**$**	**0.46**
Disposition-related FFO		-		-
Acquisition-related and other costs		-		-
Cost associated with debt extinguishment		-		-
Casualty-related (recoveries)/charges		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**0.44**	**$**	**0.46**
Recurring capital expenditures		(0.02)		(0.02)
Forecasted AFFO per diluted share and unit	**$**	**0.42**	**$**	**0.44**

Certain statements in this brochure and the documents incorporated by reference herein contain forward-looking statements within the meaning of the United States securities laws. Words such as "expects," "anticipates," "intends," "plans," "likely," "will," "believes," "seeks," "estimates," and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. A discussion of these and other factors affecting our business and prospects is set forth under the caption "Item 1A. Risk Factors" in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

Source: Company documents, NAREIT and Green Street Advisors.

Coverage Ratios		Quarter Ended December 31, 2016
Net income/(loss) attributable to UDR, Inc.	$	237,617
Adjustments:		
Interest expense		29,295
Real estate depreciation and amortization		102,537
Real estate depreciation and amortization on unconsolidated joint ventures		13,055
Other depreciation and amortization		1,458
Noncontrolling interests		22,129
Income tax provision/(benefit)		(3,063)
EBITDA	$	403,028
Net gain on the sale of depreciable real estate owned		(200,466)
Net gain on the sale of unconsolidated depreciable property		(36,385)
Long-term incentive plan transition costs		274
Acquisition-related costs/(fees)		152
Severance costs and other restructuring expense		871
Casualty-related (recoveries)/charges, net		(1,102)
Casualty-related (recoveries)/charges, including joint ventures, net		(251)
EBITDA - adjusted for non-recurring items	$	166,121
Annualized EBITDA - adjusted for non-recurring items	$	664,484
Interest expense	$	29,295
Capitalized interest expense		4,361
Total interest	$	33,656
Preferred dividends	$	930
Total debt	$	3,401,478
Cash		2,112
Net debt	$	3,399,366
Interest Coverage Ratio - adjusted for non-recurring items		**4.9x**
Fixed Charge Coverage Ratio - adjusted for non-recurring items		**4.8x**
Net Debt-to-EBITDA - adjusted for non-recurring items		**5.1x**

Source: Company documents, NAREIT and Green Street Advisors.

In thousands, except per share and unit amounts	Three Months Ended December 31, 2016	2015	Twelve Months Ended December 31, 2016	2015
Net income/(loss) attributable to common stockholders	$ 236,687	$ 161,270	$ 289,001	$ 336,661
Real estate depreciation and amortization	102,537	104,909	419,615	374,598
Noncontrolling interests	22,129	14,963	27,662	16,776
Real estate depreciation and amortization on unconsolidated joint ventures	13,055	9,389	47,832	38,652
Net gain on the sale of unconsolidated depreciable property	(36,385)	(372)	(47,848)	(59,445)
Net gain on the sale of depreciable real estate owned	(200,466)	(172,635)	(209,166)	(251,677)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 137,557	$ 117,524	$ 527,096	$ 455,565
Distributions to preferred stockholders - Series E (Convertible) [(1)]	930	930	3,717	3,722
FFO attributable to common stockholders and unitholders, diluted	$ 138,487	$ 118,454	$ 530,813	$ 459,287
FFO per common share and unit, basic	$ 0.47	$ 0.41	$ 1.81	$ 1.68
FFO per common share and unit, diluted	$ 0.47	$ 0.41	$ 1.80	$ 1.66
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,471	285,144	290,516	271,616
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	296,524	290,422	295,469	276,699
Impact of adjustments to FFO:				
Acquisition-related costs/(fees)	$ 152	$ 1,433	$ 213	$ 2,126
Acquisition-related costs/(fees) on unconsolidated joint ventures	-	-	-	1,460
Cost/(benefit) associated with debt extinguishment and other	-	-	1,729	-
Texas Joint Venture promote and disposition fee income	-	(372)	-	(10,005)
Long-term incentive plan transition costs	274	884	898	3,537
Net gain on the sale of non-depreciable real estate owned	-	-	(1,685)	-
Legal claims, net of tax	-	705	(480)	705
Net loss on sale of unconsolidated land	-	-	1,016	-
Severance costs and other restructuring expense	871	-	871	-
Tax benefit associated with the conversion of certain TRS entities into REITs [(2)]	(2,436)	-	(2,436)	-
Casualty-related (recoveries)/charges, net	(1,102)	(45)	732	2,335
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net [(3)]	(251)	2,218	(3,752)	2,474
	$ (2,492)	$ 4,823	$ (2,894)	$ 2,632
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 135,995	$ 123,277	$ 527,919	$ 461,919
FFO as Adjusted per common share and unit, diluted	$ 0.46	$ 0.42	$ 1.79	$ 1.67
Recurring capital expenditures	(15,974)	(14,419)	(47,257)	(45,467)
AFFO attributable to common stockholders and unitholders	$ 120,021	$ 108,858	$ 480,662	$ 416,452
AFFO per common share and unit, diluted	$ 0.40	$ 0.37	$ 1.63	$ 1.51

See pages A-1 through A-11 for definitions and other terms.

(1) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred shareholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(2) During 4Q16, the Company recognized a one-time tax benefit of $2.4 million related to the conversion of certain taxable REIT subsidiary entities into REITs.

(3) Casualty-related (recoveries)/charges on unconsolidated joint ventures, net include casualty recoveries of $0.3 million and $3.8 million for the three and twelve months ended December 31, 2016 related to UDR's share of the 717 Olympic casualty, which is included in income/(loss) from unconsolidated entities in Attachment 1 of our fourth quarter supplemental package.

Source: Company documents, NAREIT and Green Street Advisors.

UDR®

Investor Relations Contact:
Chris Van Ens
cvanens@udr.com
720.348.7762